UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2011
SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12139 (Commission File Number)	65-0654331 (IRS Employer Identification No.)

200 Riverfront Boulevard Elmwood Park, New Jersey (Address of Principal Executive Offices)	07407 (Zip Code)
Registrant’s telephone number, including area code: 201-791-7600
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
          On April 27, 2011, Sealed Air Corporation (“we” or “our”) issued a press release announcing our financial results for the quarter ended March 31, 2011. We have attached the press release as Exhibit 99.1 of this Form 8-K, which is incorporated herein by reference.
          The information included in this item, including Exhibit 99.1, is hereby furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
99.1	Press Release of Sealed Air Corporation dated April 27, 2011.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION
By:	/s/ Mary A. Coventry
	Name:	Mary A. Coventry
	Title:	Vice President

Dated: April 27, 2011

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Sealed Air Corporation dated April 27, 2011.